UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 10, 2008

WaferGen Bio-systems, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-136424	20-3699764
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Bayside Technology Center 46531 Fremont Blvd. Fremont, CA		94538
(Address of principal executive offices)		(Zip Code)
(510)651-4450
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 10, 2008, WaferGen Bio-systems, Inc. (the "Registrant") issued a press release with respect to  its earnings for its most recently completed fiscal quarter (the "Earnings Release"). The Earnings Release and related attachments are annexed as Exhibit 99.1 hereto and are hereby incorporated herein and made a part hereof.

    The information in this Item 2.02 and in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, unless the Registrant specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
99.1
Press release issued on August 13, 2008 by WaferGen Bio-systems, Inc.

Condensed Consolidated Balance Sheets (Unaudited)
September 30, 2008, and December 31, 2007

Condensed Consolidated Statements of Operations (Unaudited)
Three and Nine Months Ended September 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WaferGen Bio-systems, Inc.
Date: November 12, 2008	By:	/s/ Amjad Huda
Amjad Huda
Chief Financial Officer